COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2020
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

27.    COMMITMENTS AND CONTINGENCIES

(a)     Commitments

As at December 31, 2020, the Company had the following commitments:

	Total	1 year	2-3 years	4-5 years	Thereafter
Operating lease payments	$32	$32	$—	$—	$—
Drilling services	710	710	—	—	—
Equipment purchases	1,420	1,420	—	—	—
Total commitments	$2,162	$2,162	$—	$—	$—

On June 29, 2020, the Company announced it had reached an agreement with Nyrstar International B.V. and Nyrstar Netherlands (Holdings) B.V. (together, "Nyrstar") and NN2 Newco Limited, the parent of the Nyrstar entities, to amend certain agreements (the "Amending Agreements") in respect of the Company's remediation obligations in connection with Great Panther's 2017 acquisition of Coricancha from Nyrstar. The Amending Agreements include amendments to the Share Purchase Agreement under which the Company purchased Coricancha from Nyrstar and the related agreement for Coricancha under which Nyrstar agreed to fund a portion of the bond to secure remediation costs for Coricancha in the future in respect of a permanent closure of the mine.

Under the Amending Agreements, Nyrstar has agreed to extend its requirement to post remediation bond obligations as security for closure costs at Coricancha beyond the original June 30, 2020 expiry date. The Amending Agreements provide that Nyrstar will maintain a $7.0 million bond until June 30, 2021 and $6.5 million for the following year, effectively deferring Great Panther's funding requirements for these amounts until June 30, 2022, unless Great Panther makes a decision to permanently close Coricancha. Great Panther has provided 80% collateral in the form of a deposit to cover its additional $2.7 million bond requirement as of June 30, 2020. In June 2017, the bond closure amount required by the Ministerio de Energía y Minas de Perú (the "MEM") was increased by $1.2 million, which Great Panther funded. The total bond amount required by the MEM was $10.9 million as of December 31, 2020.

(b)     Contingencies

i)      GMC

Tailings storage

In February 2016, the Mexican national water authority, Comisión Nacional del Agua (“CONAGUA”), required that the Company make formal applications for permits associated with the occupation and construction of the tailings storage facility (“TSF”) at the GMC.  The Company filed its applications, and the authorities conducted an inspection of the TSF and requested further technical information, which the Company submitted in December 2017.  In July 2017, the Company submitted to the Mexican environmental permitting authority, Secretaría del Medio Ambiente y Recursos Naturales (“SEMARNAT”), an amendment to the Environmental Impact Statement (“EIS”) requesting an expansion of the existing TSF (Lifts 18 and 19).  This was accepted by SEMARNAT subject to approval by CONAGUA and, in February 2019, CONAGUA requested additional technical information.

The Company has been working with permitting authorities to expand the capacity of the GMC’s existing TSF.  In parallel, the Company has completed its review to identify technical alternatives to extend its tailings storage capacity utilizing existing permits and has begun modifying the tailings discharge using cyclones to extend the tailings capacity until June 30, 2021.  This will allow more time for receipt of the pending expansion approval; however, if the expansion approval of the TSF has not been received prior to June 30, 2021 or is conditioned, the Company may need to cease milling operations at the GMC until receipt of the CONAGUA expansion approval or the satisfaction of such conditions.

Additional water use permits

Since the February 2016 correspondence with CONAGUA, the Company has also determined through its own undertakings that additional CONAGUA permits may be needed in connection with water discharge and water use at the GMC’s TSF. The Company is assessing technical options and is confirming if additional water use permits are required. The Company believes that it will be able to address or mitigate the need for any necessary water discharge and use permits without any impact to its operations but cannot provide complete assurance that there is no risk in this regard. In the fourth quarter of 2019, the Company received the authorization to discharge wastewater from San Ignacio.

(ii)     Topia

Topia was accepted into a voluntary environmental audit program supported by the Mexican environmental compliance authority, the Procuraduría Federal de Protección al Ambiente (“PROFEPA”).  Devised as a cooperative management strategy, the audit commenced in 2017.  The Company completed remediating the important environmental legacy issues, but has not reached full compliance with the audit within the time-frame proposed.   The Company anticipates that it will be able to achieve full compliance; however, the Company cannot provide complete assurance that upon completion of the compliance program, further reviews will not lead to future suspensions of operations.

On March 9, 2020, the Company disclosed it ceased depositing tailings on the Topia Phase II TSF following a recommendation from the Company's independent tailings management and geotechnical consultants.  This was due to an increase in the rate of movement in material below the TSF that was assumed to be related to increase in groundwater pressures.  During the suspension of non-essential activities due to COVID-19, Great Panther continued monitoring the conditions on Phase I and Phase II and installed additional geotechnical instrumentation.  In addition, tests were carried out to determine the state of the tailings in Phase I and extensive work was carried out to identify the source and reduce the flow of water into the base of the TSF.  Consequently, Phase II was restarted on the basis of positive results of monitoring and a stacking plan for Phase II received from a third-party consultant with strict control on sequence and compaction level.  The Company has also received the required permit for Phase III, which is expected to be available for use after constructing retaining walls and erosion controls around the base of the facility.

There is no assurance that any remediation plan for Phase I or that the stacking plan for Phase II will be successful in preventing further movement of the tailings.  Any movement of the material underlying the TSF could result in significant environmental damage, potential loss of life and property and consequential liability to the Company.

(iii)     Coricancha

Coricancha has been on care and maintenance since August 2013 and is subject to oversight by the Organismo de Evaluación y Fiscalización Ambiental ("OEFA"), the Peruvian public agency responsible for environmental assessment and inspection, and by the Organismo Supervisor de la Inversión en Energía y Minería ("OSINERGMIN"), which is the Peruvian regulatory body with oversight responsibility over energy and mining companies.

Fines and sanctions

Nyrstar has agreed to reimburse the Company for all fines or sanctions that resulted from activities or ownership of Coricancha prior to June 30, 2017, up to a maximum of $4.0 million. Accordingly, a reimbursement right in the amount of $1.5 million has been recorded in respect of the following fines or sanctions:

•

$1.3 million for fines and sanctions which may be levied by OSINERGMIN. Also, there are open administrative and judicial proceedings by OSINERGMIN, the outcomes of which are not yet readily determinable.

•	$0.2 million for fines and sanctions to be levied by OEFA. In addition, there are open administrative and judicial proceedings by OEFA, the outcomes of which are not yet readily determinable.

The Company has accrued for and recorded a further reimbursement right of $0.4 million for certain civil lawsuits filed by individuals and former suppliers.

Legacy tailings facilities

The Company has undertaken the reclamation of certain legacy tailings facilities at Coricancha under a remediation plan approved by the MEM, the relevant regulatory body.  In addition, as part of the purchase of Coricancha, the Company has an agreement with Nyrstar for the reimbursement of the cost of these reclamation activities.  The Company is seeking approval of a modification to a remediation plan from the MEM in accordance with the recommendations of an independent consultant to preserve the stability of nearby areas.  The Company has changed the scheduling of the reclamation work, pending a decision from the MEM regarding the proposal to modify the approved remediation plan.  To protect itself from any pending or future fines, penalties, regulatory action or charges from government authorities and to request the MEM issue a decision of the proposed modification to the remediation plan for legacy tailings, the Company initiated a Constitutional Case and was successfully awarded an injunction to prevent fines and penalties until MEM issues its decision.  The Company was notified of a second instance decision in the Constitutional Case to dismiss the Constitutional Case.   The Company has the opportunity to appeal this decision and is considering the merits of an appeal.  The Company expects that the related injunction will be cancelled in the near future.  While it is possible to appeal the Constitutional Case proceeding, it will not be possible to appeal the cancellation of the injunction.  The cancellation of the injunction will expose the Company to potential fines, penalties, regulatory action or charges from government authorities.  The decision requests that the MEM issue a technical report evaluating the proposed modifications to the remediation plan within two months of the decision.  Separately, the Company plans to develop alternatives to propose to MEM to allow for the full reclamation while preserving the stability of the surrounding areas.  Although the Company has all necessary permits to restart Coricancha, if this matter is not resolved favourably, it may impact the Company’s stated plans and objectives for Coricancha.

(iv)    Tucano

Various claims related to Brazil indirect taxes and labour matters

As a result of the Acquisition, the Company has various litigation claims for a number of governmental assessments pertaining to indirect taxes, and labour disputes associated with former employees and contract labour in Brazil.

The indirect tax matter principally relates to claims for the state sales tax, Imposto Sobre Operações Relativas à Circulação de Mercadorias e Serviços de Transporte Interestadual de Intermunicipal e de Comunicações (“ICMS”), which are mostly related to rate differences.  For these claims, the possibility of loss was not considered probable by the Company’s Brazilian attorneys, and no provision has been recognized.

The labour matters principally relate to claims made by former employees and contract labour for the equivalent payment of all social security and other related labour benefits, as well as consequential tax claims, as if they were regular employees.  As of December 31, 2020, the items for which a loss was probable related to the labour disputes, inclusive of any related interest, amounted to approximately $1.6 million, for which a provision was recognized.

In connection with the above proceedings, a total of $0.3 million (December 31, 2019 - $0.4 million) of escrow cash deposits were made as of December 31, 2020 (note 6). Generally, any escrowed amounts would be refundable to the extent the matters are resolved in the Company’s favour.

Environmental damages - William Creek

In May 2009, the State of Amapá Public Prosecutor (“MPAP”) filed a public civil action seeking payment for environmental damages caused to William Creek, as well as to other creeks located in the region of influence of Zamin Amapá Mineração (“Zamin”) and Tucano mines.  The alleged damage is related to the modification of the creek’s riverbed, soiling and sedimentation.  In January 2018, the Amapá State Court ordered Tucano to pay a fine of approximately $1.1 million (BRL 6.0 million plus interest and inflation counted as from the date of the damage) to the State Environmental Fund. As at December 31, 2020, the updated value with interest and inflation is approximately $5.7 million (BRL 29.7 million). The Company is in the process of appealing, and the likelihood of total loss is not considered probable based on legal advice received. However, the best estimate of the loss is less than the full amount claimed, and the Company has accrued the best estimate of the cost to settle the claim.

Archaeological sites damage

In May 2016 and June 2016, the Brazilian Federal Public Prosecutor (“MPF”) filed public civil actions seeking compensation to be paid by Zamin, the State of Amapá and Tucano for damages to 34 archaeological sites as a result of activities in 2006-2009 at the Amapá-MMX Iron Ore Project currently owned by Zamin and as a result of activities in 2004-2010 at the Amapari Project and for the State of Amapá failing to take proper action during the environmental licensing procedures (the “Archaeological Civil Actions”).  During the three months ended December 31, 2020, the 6th Lower Court in the Judiciary Section of the State of Amapá ratified a settlement agreement between Tucano and the MPF in respect of the Archeological Civil Actions (the “Settlement Agreement”).  Under the terms of the Settlement Agreement, as full and final settlement of the Archaeological Civil Actions, Tucano agreed to earmark BRL 8.0 million, no later than December 31, 2021, for implementation of socio-environmental measures for the benefit of the State of Amapá community, including a combination of community food donations in the first three months following ratification and those socio-environmental measures defined by mutual agreement of Tucano and MPF for the benefit of the communities in the Municipalities of Pedra Branca do Amapari and Serra do Navio funded in the second half of 2021.  The Instituto do Patrimônio Histórico e Artístico Nacional - Historic and Artistic National Heritage Institute (“IPHAN”) have sought clarification of the settlement agreement requesting certain of the settlement funds be designated specifically to IPHAN.

In related proceedings, Tucano is in the process of appealing fines and damages arising in the Federal Court of Appeal.  The likelihood of total loss is not considered probable based on legal advice received.  However, the best estimate of the loss is less than the full amount claimed and the Company has accrued  the best estimate of costs to settle the claim.

Cyanide usage

In October 2018, the public prosecutor’s office of labour affairs for the State of Amapá filed a public civil action seeking payment for potential damages and medical costs in relation to the Company’s employees’ exposure to cyanide used in the processing of its gold.  In August 2019, a regional labour court ordered Tucano to pay compensation of approximately BRL 4.0 million plus interest and inflation for these damages, in addition to surveillance and funding medical costs of any diseases to Tucano’s internal and outsourced employees and former employees, and to stop using cyanide in its production process within one year from the final non-appealable decision on the proceedings. Tucano is in the process of appealing to a Federal Superior Labour Court all aspects of the regional labour court decision.  In March 2020, it was accepted that the appeal, exclusively with respect to whether or not the use of cyanide may continue, be admitted for consideration by the Federal Superior Labour Court and the balance of the decision has not yet been accepted for consideration and is under appeal.  Tucano is not aware of any circumstances of former or current employees who have suffered health consequences from exposure to cyanide at the Company’s operations.  In addition, the Company notes that the use of cyanide in the processing of gold is common in the industry within Brazil and is not prohibited by any federal law in Brazil and that the Company complies with proper safety standards in the use and handling of cyanide in its operations.  The Company believes the claims are without merit and that it is too early in the process to be able to determine the outcome. As the matter progresses, the Company will review its assessment.